UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23348

City National Rochdale Strategic Credit Fund

(Exact name of registrant as specified in charter)

400 Park Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Christina Weber

RBC Rochdale, LLC

400 Park Avenue

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: May 31, 2026

Date of reporting period: May 31, 2026

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND

2026 ANNUAL REPORT

MAY 31, 2026

This report and the financial statements contained herein are provided for the general information of the shareholders of the City National Rochdale Strategic Credit Fund. This report is not authorized for distribution to prospective investors in City National Rochdale Strategic Credit Fund unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of the City National Rochdale Strategic Credit Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Strategic Credit Fund Annual Report

2	Investment Adviser’s Report
4	Fund Overview
5	Schedule of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Statement of Cash Flows
14	Financial Highlights
15	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Trustees and Officers
35	Notice to Shareholders
36	Disclosure of Fund Expenses
37	Board Approval of Advisory and Sub-Advisory Agreements

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. The Fund’s Form N-PORT report is available on the SEC’s website at https://www.sec.gov. The most current Form N-PORT filing is available on the Fund’s website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available, and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Fund’s website at www.citynationalrochdalefunds.com, and (3) on the SEC’s website at https://www.sec.gov.

City National Rochdale Strategic Credit Fund | PAGE 1

investment adviser’s report (Unaudited)
May 31, 2026
City National Rochdale Strategic Credit Fund

Dear Fellow Shareholders,

The primary objective of the City National Rochdale Strategic Credit Fund (the “Fund”) is to generate current income, and its secondary objective is long-term capital appreciation. The Fund pursues its investment objectives by investing mainly in debt securities and other credit-related investments, primarily sourcing opportunities in collateralized loan obligations (“CLOs”). We view the Fund as a complement to other liquid opportunistic income portfolios and appropriate for sophisticated investors seeking diversification and income potential over a longer time horizon.

For the year ended May 31, 2026, the Fund posted a return of -9.03%, underperforming both the Palmer Square CLO BB Total Return Index (+5.78%) and the Palmer Square CLO BBB Total Return Index (+6.75%). The Fund invests most of its assets in the CLO equity tranche of the structure, which materially underperformed the debt tranches. While credit losses are typically the primary reason investors would expect CLO equity to underperform, that has not been the case over the past year. Rather, underperformance has resulted from valuation compression, increased financing costs, and shifts in investor behavior.

1. Debt tranches became expensive. Significant inflows to CLO ETFs, demand from insurance companies, and money market investments in AAA tranches have led to spreads tightening considerably.

2. Spread tightening squeezed excess cash flows to equity tranches. CLO equity receives residual cash flow after obligations to all debt tranches are paid. While loan coupons remained healthy, tighter liability spreads and expensive refinancing economics compressed the excess spread available to equity holders. Despite stable credit performance, reduced cash flows resulted in pricing pressure in the market.

3. Heavy refinancing activity challenged economics. Record issuance and resets allowed many CLOs to lower financing costs, but this also reduced upside potential for new equity buyers. Competition among managers intensified, pressuring longer-term return expectations.

Notably, these same dynamics benefited CLO debt tranches, which is reflected in positive returns for the BB and BBB CLO benchmarks.

While CLO equity has lagged CLO debt over the past year, we believe the recent weakness has created a more attractive entry point for long-term investors. Secondary prices have declined as market participants have priced in a more cautious outlook for leveraged loans, higher required return thresholds, and uncertainty surrounding refinancing and reset activity. In our view, this repricing has been more severe than changes in underlying fundamentals warrant. Corporate credit performance remains broadly resilient, default rates are manageable, and experienced CLO managers continue to actively trade portfolios and optimize liability structures.

As a result, today’s valuations imply more attractive forward-looking return potential than was available a year ago, with enhanced prospects for cash distributions and capital appreciation should market sentiment stabilize and credit fundamentals remain supportive. We began to see recoveries in the last fiscal quarter, with a return of +2.01% for the three months ended May 31, 2026.

Thank you for your support and confidence in the Fund.

Sincerely,

Gregg Giaquinto

President, RBC Rochdale

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

City National Rochdale Strategic Credit Fund | PAGE 2

investment adviser’s report (Unaudited)
May 31, 2026
City National Rochdale Strategic Credit Fund (continued)

This material represents the investment adviser’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. These views are as of the date of this report and subject to change based on market conditions.

Performance data quoted represents past performance and does not guarantee similar future results.

Diversification does not ensure a profit or guarantee against a loss.

Risk Disclosures:

The Fund is a non-diversified, closed-end management investment company. The Fund’s shares have no history of public trading and the Fund does not currently intend to list its shares for trading on any national securities exchange. There currently is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. The shares are, therefore, not readily marketable. Even if such a market were to develop, shares of closed-end funds frequently trade at prices lower than their net asset value.

This Fund is a closed-end interval fund. Investors may only redeem shares on a quarterly basis. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment. There is no assurance that every investor will be able to tender their respective shares when or in the amount that the investor desires. An investment in the Fund is suitable only for long term investors who can bear the risks associated with the limited liquidity of the shares. The amount of distributions that the Fund may pay, if any, is uncertain. Investing involves risk, including possible loss of principal. As with any investment strategy, there is no guarantee that investment objectives will be met and investors may lose money. Investing in international markets carries risks such as currency fluctuation, regulatory risks, economic and political instability. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Bonds and bond funds are subject to interest rate risks and will decline in value as interest rates rise. Investing in securities that are not investment grade generally offers a higher yield but also carries a greater degree of risk of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments.

Risks associated with bank loans include (i) prepayment risk which could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; (ii) credit risk; and (iii) price volatility due to such factors as interest rate sensitivity and liquidity. The quality of the collateral underlying the CLOs may decline in value or default. Investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt. The complex structure of a particular CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The value of any collateral or distributions from collateral assets can decline or be insufficient to meet the issuer’s obligations. The Fund may invest in floating rate loans and similar instruments which may be illiquid or less liquid than other investments. The Fund may invest in distressed investments, which tend to be more volatile and sensitive to changing interest rates and adverse economic conditions than other securities. The Fund may not be able to divest itself of these securities.

The Fund or its underlying investments may utilize derivatives. The market value of the underlying securities and of the derivative instruments relating to those securities may not be proportionate. Derivatives are subject to illiquidity and counterparty risk. The use of leverage by the Fund’s manager may accelerate the velocity of potential losses.

The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, lack of a liquid secondary market or human error. Restricted and illiquid securities may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Investing in restricted and illiquid securities may subject a portfolio to higher costs and liquidity risk.

City National Rochdale Strategic Credit Fund | PAGE 3

fund overview (Unaudited)
May 31, 2026
City National Rochdale Strategic Credit Fund

The Fund’s primary objective is to generate current income; its secondary objective is long-term capital appreciation.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Strategic Credit Fund, Class 1, versus the Palmer Square CLO BB Total Return Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.
AVERAGE ANNUAL TOTAL RETURNS
	Ticker Symbol	One Year Return	Three Year Return	Five Year Return	Since Inception
City National Rochdale Strategic Credit Fund, Class 1(1)	CNROX	-9.03%	7.84%	4.87%	7.16%
Palmer Square CLO BB Total Return Index	PCLOBBTR	5.78%	15.76%	9.96%	10.34%
Palmer Square CLO BBB Total Return Index	PCLOBBBT	6.75%	11.58%	7.22%	7.01%

(1)	Commenced operations on December 19, 2018.

City National Rochdale Strategic Credit Fund | PAGE 4

schedule of investments
May 31, 2026
City National Rochdale Strategic Credit Fund

Description	Face Amount (000)	Value (000)
Asset-Backed Securities [86.1%]
Cayman Islands [70.5%]
AIMCO CLO Equity, Ser 2021-15A, Cl SUB
16.429%, 04/17/38(A)(B)	$10,685	$5,075
ALM 2020 CLO Equity, Ser 2020-1A, Cl SUB
15.372%, 10/15/29(A)(B)	5,025	1
Apidos CLO Equity, Cl SUB
20.387%, 10/18/31(A)	2,903	958
Apidos CLO XXIV Equity, Ser 2016-24A, Cl SUB
0.000%, 10/20/30(A)(B)	5,500	82
Apidos CLO XXVIII Equity, Ser 2017-28A, Cl SUB
11.759%, 10/20/38(A)(B)	2,000	480
Apidos CLO XXXII Equity, Ser 2019-32A, Cl SUB
11.406%, 01/20/33(A)(B)	4,400	2,326
Apidos CLO XXXV Equity, Ser 2021-35A, Cl SUB
14.132%, 04/20/34(A)(B)	500	160
Ares LXII CLO Equity, Ser 2021-62A, Cl SUB
0.000%, 01/25/34(A)(B)	1,500	405
Barings CLO Equity, Ser 2020-4A, Cl SUB
5.509%, 10/20/37(A)(B)	11,812	3,307
Battalion CLO XVI Equity, Ser 2019-16A, Cl SUB
10.772%, 01/20/38(A)(B)	5,971	1,403
Benefit Street Partners CLO XXXVI Equity, Ser 2024-36A, Cl SUB
6.259%, 01/25/38(A)(B)	6,000	3,462
BlueMountain CLO, Ser 2017-2A, Cl FR
12.175%, TSFR3M + 8.512%, 10/22/30(B)(C)	1,003	332
BlueMountain CLO XXII Equity, Ser 2018-22A, Cl SUB
17.397%, 07/15/31(A)(B)	3,500	119
BlueMountain CLO XXIII Equity, Ser 2018-23A, Cl SUB
14.531%, 07/20/37(A)(B)	9,500	2,042
BlueMountain Fuji US CLO II Equity, Ser 2017-2A, Cl SUB
16.194%, 10/20/30(A)(B)	$1,500	$14
BlueMountain Fuji US CLO III Equity, Ser 2017-3A, Cl SUB
0.000%, 01/15/30(A)(B)	4,225	20
Buckhorn Park CLO Equity, Cl SUB
0.000%, 07/18/34(A)	3,500	525
Carlyle Global Market Strategies CLO Equity, Ser 2014-1A, Cl INC
2.485%, 04/17/31(A)(B)	500	1
Carlyle Global Market Strategies CLO Equity, Ser 2015-1A, Cl SUB
33.055%, 07/20/31(A)(B)	613	—
Carlyle Global Market Strategies CLO Equity, Ser 2021-5A, Cl SUB
12.124%, 03/31/38(A)	7,250	2,690
Carlyle US CLO Equity, Ser 2017-2A, Cl SUB
13.654%, 07/20/37(A)(B)	12,750	1,403
Carlyle US CLO Equity, Ser 2017-5A, Cl SUB
0.000%, 01/20/30(A)(B)	13,500	121
Carlyle US CLO Equity, Ser 2018-1A, Cl SUB
14.057%, 04/20/31(A)(B)	600	—
Dryden 40 Senior Loan Fund CLO, Ser 2018-40A, Cl FR
11.773%, TSFR3M + 8.122%, 08/15/31(B)(C)	500	17
Dryden 64 CLO, Ser 2018-64A, Cl E
9.537%, TSFR3M + 5.862%, 04/18/31(B)(C)	500	452
Dryden 75 CLO Equity, Ser 2019-75A, Cl SUB
229.990%, 04/14/34(A)(B)	2,430	365
Dryden 93 CLO Equity, Ser 2021-93A, Cl SUB
6.384%, 01/15/38(A)(B)	18,963	4,930
Dryden 95 CLO Equity, Ser 2021-95A, Cl SUB
13.891%, 08/20/34(A)(B)	3,250	780
Eaton Vance CLO Equity, Ser 2020-1A, Cl SUB
0.000%, 10/15/37(A)(B)	6,920	2,010
Eaton Vance CLO Equity, Ser 2022-1A, Cl SUB
3.604%, 01/20/38(A)(B)	2,285	803

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 5

schedule of investments
May 31, 2026
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Elmwood IX CLO Equity, Ser 2021-2A, Cl SUB
18.209%, 04/20/38(A)(B)	$11,505	$6,110
Elmwood Warehouse
0.000%, (A)(D)	13,140	13,140
Flatiron CLO 25 Equity, Ser 2024-2A, Cl SUB
0.445%, 10/17/37(A)(B)	15,500	8,624
Flatiron CLO 34 Warehouse
0.000%, (A)(D)	450	450
Flatiron RR CLO 30 Equity, Ser 2025-30A, Cl SUB
9.471%, 04/15/38(A)(B)	1,500	1,189
Generate CLO Equity, Ser 2024-16A, Cl SUB
0.000%, 07/20/37(A)(B)	2,500	1,106
Greenwood Park CLO Equity, Ser 2018-1A, Cl SUB
8.255%, 04/15/31(A)(B)	12,075	362
Greywolf CLO VII Equity, Ser 2018-2A, Cl SUB
0.000%, 10/20/31(A)(B)	3,430	892
LCM XV CLO, Ser 2014-15, Cl ER
10.437%, TSFR3M + 6.762%, 07/20/30(B)(C)	3,563	2,700
LCM XXII CLO, Ser 2018-22A, Cl DR
9.437%, TSFR3M + 5.762%, 10/20/28(B)(C)	663	463
LCM XXIII CLO, Ser 2016-23A, Cl D
10.987%, TSFR3M + 7.312%, 10/20/29(B)(C)	414	251
LCM XXV CLO, Ser 2017-25A, Cl E
10.337%, TSFR3M + 6.662%, 07/20/30(B)(C)	760	493
Magnetite XL CLO Equity, Ser 2024-40A, Cl SUB
0.000%, 07/15/37(A)(B)	20,136	11,276
Magnetite XLIX Warehouse
0.000%, (A)(D)	9,600	9,600
Magnetite XVI CLO Equity, Ser 2015-16A, Cl SUB
18.604%, 01/18/28(A)(B)	750	23
Milos CLO Equity, Ser 2017-1A, Cl SUB
0.000%, 10/20/30(A)	3,000	15
Morgan Stanley Eaton Vance CLO Equity, Ser 2021-1A, Cl SUB
14.999%, 10/23/37(A)(B)	18,680	4,857
Morgan Stanley Eaton Vance CLO Equity, Ser 2022-16A, Cl SUB
16.745%, 04/15/35(A)(B)	$8,750	$551
Neuberger Berman CLO Equity, Ser 2021-42A, Cl SUB
13.230%, 07/16/36(A)	2,000	800
Neuberger Berman Loan Advisers CLO 26 Equity, Ser 2017-26A, Cl INC
15.050%, 10/18/38(A)(B)	1,032	289
Neuberger Berman Loan Advisers CLO 27 Equity, Ser 2018-27A, Cl INC
10.982%, 07/15/36(A)(B)	1,070	235
Neuberger Berman Loan Advisers CLO 40 Equity, Ser 2021-40A, Cl SUB
14.593%, 10/16/37(A)(B)	580	209
Neuberger Berman Loan Advisers CLO 46 Equity, Ser 2021-46A, Cl SUB
13.194%, 01/20/37(A)(B)	9,250	3,793
Niagara Park CLO Equity, Ser 2019-1A, Cl SUB
0.000%, 01/17/38(A)(B)	750	233
Octagon 55 CLO Equity, Ser 2021-1A, Cl SUB
14.336%, 03/20/38(A)(B)	2,020	495
Octagon Investment Partners 26 CLO, Ser 2016-1A, Cl ER
9.335%, TSFR3M + 5.662%, 07/15/30(B)(C)	701	465
Octagon Investment Partners CLO, Ser 2018-18A, Cl D
9.451%, TSFR3M + 5.772%, 04/16/31(B)(C)	93	86
Octagon Investment Partners CLO 47 Equity, Ser 2020-1A, Cl SUB
12.104%, 01/22/38(A)(B)	2,964	771
Octagon Investment Partners CLO Equity, Ser 2018-1A, Cl SUB
13.017%, 01/20/31(A)(B)	2,250	2
PPM CLO 3, Ser 2021-3A, Cl ER
10.552%, TSFR3M + 6.872%, 07/17/34(B)(C)	1,000	701
Rockford Tower CLO Equity, Ser 2018-1A, Cl SUB
19.253%, 05/20/31(A)(B)	2,500	25

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 6

schedule of investments
May 31, 2026
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Rockford Tower CLO Equity, Ser 2021-1A, Cl SUB
0.905%, 07/20/34(A)(B)	$4,100	$779
Rockford Tower CLO Equity, Ser 2021-2A, Cl SUB
3.441%, 07/20/34(A)(B)	4,750	808
RR 3 CLO Equity, Ser 2018-3A, Cl PREF
0.000%, 01/15/30(A)	3,750	17
Shackleton CLO, Ser 2013-3A, Cl ER
9.815%, TSFR3M + 6.142%, 07/15/30(B)(C)	3,000	2,500
Shackleton CLO, Ser 2013-IV-R, Cl D
9.780%, TSFR3M + 6.112%, 04/13/31(B)(C)	1,350	1,257
Shackleton CLO, Ser 2014-5RA, Cl E
10.068%, TSFR3M + 6.412%, 05/07/31(B)(C)	2,850	2,485
Shackleton CLO, Ser 2017-11A, Cl E
10.213%, TSFR3M + 6.562%, 08/15/30(B)(C)	3,293	2,398
Shackleton CLO, Ser 2018-7RA, Cl E
10.135%, TSFR3M + 6.462%, 07/15/31(B)(C)	1,000	880
Shackleton CLO Equity, Ser 2019-14A, Cl SUB
13.506%, 07/20/34(A)(B)	4,000	1,560
Sound Point CLO Equity, Ser 2025-2A, Cl SUB
7.956%, 04/15/38(A)(B)	14,100	6,980
Sound Point CLO II, Ser 2013-1A, Cl B2R
9.428%, TSFR3M + 5.762%, 01/26/31(B)(C)	599	406
Sound Point CLO III-R, Ser 2013-2RA, Cl E
9.935%, TSFR3M + 6.262%, 04/15/29(B)(C)	115	114
Sound Point CLO IX, Ser 2019-2A, Cl ERR
10.737%, TSFR3M + 7.062%, 07/20/32(B)(C)	2,234	587
Sound Point CLO VIII-R, Ser 2019-1RA, Cl E
10.535%, TSFR3M + 6.862%, 04/15/30(B)(C)	2,028	1,286
Sound Point CLO V-R, Ser 2018-1RA, Cl E
10.037%, TSFR3M + 6.362%, 07/18/31(B)(C)	$1,438	$913
Sound Point CLO XIX, Ser 2018-1A, Cl E
9.585%, TSFR3M + 5.912%, 04/15/31(B)(C)	3,900	2,745
Sound Point CLO XIX Equity, Ser 2018-1A, Cl SUB
0.000%, 04/15/31(A)(B)	4,500	1
Sound Point CLO XVI, Ser 2017-2A, Cl E
10.028%, TSFR3M + 6.362%, 07/25/30(B)(C)	3,564	2,328
Sound Point CLO XVII Equity, Ser 2017-3A, Cl SUB
15.568%, 10/20/30(A)(B)	8,500	88
Sound Point CLO XVIII, Ser 2017-4A, Cl D
9.437%, TSFR3M + 5.762%, 01/20/31(B)(C)	3,500	2,063
Sound Point CLO XX, Ser 2018-2A, Cl E
9.928%, TSFR3M + 6.262%, 07/26/31(B)(C)	3,000	2,057
Sound Point CLO XXI Equity, Ser 2018-3A, Cl SUB
0.000%, 10/26/31(A)(B)	1,000	4
Sounds Point CLO IV-R, Ser 2013-3RA, Cl E
10.187%, TSFR3M + 6.512%, 04/18/31(B)(C)	1,000	354
Southwick Park CLO Equity, Ser 2019-4A, Cl SUB
15.729%, 07/20/32(A)(B)	2,000	280
Steele Creek CLO, Ser 2016-1A, Cl ER
9.686%, TSFR3M + 6.012%, 06/15/31(B)(C)	1,500	840
Steele Creek CLO, Ser 2017-1A, Cl E
10.135%, TSFR3M + 6.462%, 10/15/30(B)(C)	2,500	1,631
Steele Creek CLO, Ser 2018-1A, Cl E
9.685%, TSFR3M + 6.012%, 04/15/31(B)(C)	4,000	2,286
Steele Creek CLO Equity, Ser 2014-1RA, Cl SUB
4.459%, 04/21/31(A)(B)	21,168	2
Steele Creek CLO Equity, Ser 2017-1A, Cl SUB
19.915%, 10/15/30(A)(B)	2,500	—

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 7

schedule of investments
May 31, 2026
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Symphony CLO XXVI Equity, Ser 2021-26A, Cl SUB
13.348%, 04/20/33(A)(B)	$6,500	$65
Tallman Park CLO Equity, Ser 2021-1A, Cl SUB
14.896%, 07/20/38(A)(B)	14,425	4,176
TCW CLO Equity, Ser 2021-1A, Cl SUB
10.054%, 01/20/38(A)(B)	12,980	2,921
Upland CLO Equity, Ser 2016-1A, Cl SUB
33.330%, 04/20/31(A)	2,500	20
Venture 31 CLO, Ser 2018-31A, Cl E
9.247%, TSFR3M + 5.572%, 04/20/31(B)(C)	1,850	611
Venture 32 CLO, Ser 2018-32A, Cl E
9.687%, TSFR3M + 6.012%, 07/18/31(B)(C)	1,369	492
Venture 36 CLO, Ser 2019-36A, Cl E
10.857%, TSFR3M + 7.182%, 04/20/32(B)(C)	3,700	1,211
Venture 37 CLO, Ser 2019-37A, Cl E
10.885%, TSFR3M + 7.212%, 07/15/32(B)(C)	1,000	541
Venture 38 CLO, Ser 2019-38A, Cl E
10.895%, TSFR3M + 7.232%, 07/30/32(B)(C)	1,500	791
Venture XXX CLO, Ser 2017-30A, Cl E
10.235%, TSFR3M + 6.562%, 01/15/31(B)(C)	1,500	634
Wellfleet CLO Equity, Ser 2020-2A, Cl SUB
0.000%, 07/15/34(A)	5,000	1
York CLO 2 Equity, Ser 2015-1A, Cl SUB
15.696%, 10/22/37(A)(B)	750	161

Jersey [13.1%]
AIMCO CLO 17 Equity, Ser 2022-17A, Cl SUB
0.000%, 07/20/37(A)	10,250	5,945
AIMCO CLO 21 Equity, Ser 2024-21A, Cl SUB
0.314%, 04/18/39(A)(B)	12,181	7,065
Apidos CLO XL Equity, Ser 2022-40A, Cl SUB
14.715%, 07/15/37(A)	2,250	1,204

Description	Face Amount (000)/Shares	Value (000)
Generate CLO Equity, Ser 2024-15A, Cl SUB
0.000%, 07/20/37(A)(B)	$12,500	$5,125
Neuberger Berman Loan Advisers CLO 55 Equity, Ser 2024-55A, Cl SUB
4.912%, 04/22/40(A)(B)	1,130	576
Neuberger Berman Loan Advisers NBLA CLO 53 Equity, Ser 2023-53A, Cl SUB
4.949%, 10/24/37(A)(B)	4,100	2,399
Wehle Park CLO Equity, Ser 2014-1RA, Cl SUB
2.505%, 10/21/38(A)	19,785	5,773

United States [2.5%]
Flatiron CLO 23 Equity, Ser 2023-1A, Cl SUB
7.316%, 04/17/36(A)(B)	1,100	638
Flatiron RR CLO 22 Equity, Ser 2021-2A, Cl SUB
13.057%, 10/15/34(A)(B)	8,750	3,413
Green Lakes Park CLO, Equity Ser 2019-2A, Cl SUB
20.732%, 01/25/38(A)(B)	3,000	1,380

Total Asset-Backed Securities
(Cost $274,942)		187,280

Short-Term Investment [12.4%]
SEI Daily Income Trust Government Fund, Cl Institutional, 3.490%**	27,065,485	27,065

Total Short-Term Investment
(Cost $27,065)		27,065

Total Investments [98.5%]
(Cost $302,007)		$214,345

Percentages are based on net assets of $217,558 (000).

**	The rate reported is the 7-day effective yield as of May 31, 2026.

(A)	Level 3 security in accordance with fair value hierarchy. The rate reported is the effective yield as of May 31, 2026.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2026, the value of these securities amounted to $146,141 (000), representing 67.2% of the net assets of the Fund.

(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 8

schedule of investments
May 31, 2026
City National Rochdale Strategic Credit Fund (concluded)

based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)

This is a CLO warehouse position, which is a loan accumulation vehicle. Loan accumulation vehicles are financing structures intended to aggregate loans that may be used to form the basis of a CLO. Total as of May 31, 2026 was $23,190 (000).

Cl — Class

CLO — Collateralized Loan Obligation

Ser — Series

TSFR3M — 3 Month Term Secured Overnight Financing Rate

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of May 31, 2026, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$37,371	$149,909	$187,280
Short-Term Investment	27,065	—	—	27,065
Total Investments in Securities	$27,065	$37,371	$149,909	$214,345

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value as of May 31, 2026 (000):

Asset-Backed Securities
Beginning balance as of June 1, 2025	$189,948
Transfers into Level 3	—
Transfers out of Level 3	—
Amortization	—
Purchases	29,766
Sales	(1,542)
Realized gain (loss)	(859)
Change in unrealized appreciation (depreciation)	(67,404)
Ending balance as of May 31, 2026	$149,909
Net change in unrealized appreciation (depreciation) attributable to Level 3 securities held at May 31, 2026	$(69,759)

Amounts designated as “—” are $0 or have been rounded to $0.

For the year ended May 31, 2026, there were no transfers in and out of Level 3. See Note 2 in the Notes to Financial Statements.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 9

statement of assets and liabilities (000)
May 31, 2026

ASSETS:
Cost of securities	$302,007
Investments in securities, at fair value	$214,345
Interest receivable	3,599
Prepaid expenses	24
Total Assets	217,968

LIABILITIES:
Payable for investment advisory fees	198
Payable for shareholder servicing fees	44
Payable for administration fees	14
Payable for transfer agent fees	11
Accrued expenses	143
Total Liabilities	410
Commitment and Contingencies(†)
Net Assets	$217,558

NET ASSETS:
Paid-in capital	$398,882
Total accumulated losses	(181,324)
Net Assets	$217,558

Class 1
Net Assets	$217,558,035
Total shares outstanding at end of year	46,529,102
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$4.68

†	See Note 2 in the Notes to Financial Statements.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 10

statement of operations (000)
For the year ended May 31, 2026

INVESTMENT INCOME:
Interest	$29,214
Dividends	529
Total Investment Income	29,743

EXPENSES:
Investment advisory fees	3,704
Shareholder servicing fees	617
Administration fees	195
Trustees’ fees	30
Professional fees	307
Transfer agent fees	61
Registration fees	45
Printing fees	56
Custody fees	24
Interest expense on borrowings	14
Insurance and other expenses	261
Total Expenses	5,314
Less, waivers and/or reimbursements of:
Investment advisory fees	(486)
Net Expenses	4,828

Net investment income	24,915
Net realized loss	(504)
Net change in unrealized depreciation	(48,619)
Net realized and unrealized loss	(49,123)
Net decrease in net assets resulting from operations	$(24,208)

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 11

statements of changes in net assets (000)
For the years ended May 31, 2026, and May 31, 2025

	For the year ended May 31, 2026	For the year ended May 31, 2025
OPERATIONS:
Net investment income	$24,915	$30,301
Net realized gain (loss)	(504)	1,928
Net change in unrealized depreciation	(48,619)	(15,651)
Net increase (decrease) in net assets resulting from operations	(24,208)	16,578
DISTRIBUTIONS:	(58,082)	(55,015)
CAPITAL SHARE TRANSACTIONS:
Class 1
Shares issued	78,248	85,728
Shares reinvested for distributions	4,703	2,782
Shares redeemed	(55,508)	(44,029)
Net increase in net assets from share transactions	27,443	44,481
Total increase (decrease) in net assets	(54,847)	6,044

NET ASSETS:
Beginning of year	272,405	266,361
End of year	$217,558	$272,405

CAPITAL SHARES ISSUED AND REDEEMED:
Class 1
Shares issued	13,917	12,433
Shares reinvested for distributions	873	409
Shares redeemed	(9,696)	(6,126)
Net share transactions	5,094	6,716

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 12

statement of cash flows (000)
For the year ended May 31, 2026

Cash Flows from Operating Activities:
Net Decrease in Net Asset Resulting from Operations	$(24,208)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of investments	(175,515)
Proceeds from disposition of investment securities	184,789
Amortization of premium/accretion of discount on investments, net	(1,597)
Net realized (gain) loss from investments	504
Net change in unrealized (appreciation) depreciation on investments	48,619
Increase (Decrease) in interest receivable	(1,836)
Increase (Decrease) in prepaid expenses	(2)
Increase (Decrease) in payable for investment advisory fees	(105)
Increase (Decrease) in payable for shareholder servicing fees	(11)
Increase (Decrease) in payable for administration fees	(4)
Increase (Decrease) in payable for transfer agent fees	(11)
Increase (Decrease) in accrued expenses	16
Net Cash Provided by Operating Activities	30,639

Cash Flows From Financing Activities:
Line of credit borrowings	18,980
Line of credit repayments	(18,980)
Cash distributions paid	(53,379)
Proceeds from capital shares issued	78,248
Cost of capital shares redeemed	(55,508)
Net Cash (Used) in Financing Activities	(30,639)
Net Change in Cash	—
Cash at beginning of year	—
Cash at end of year	$—

Supplemental Disclosure of Cash Flow Information:
Non-cash Financing Activities not included herein consist of
Reinvestments of Distributions	$4,703
Interest paid during the year	14

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 13

financial highlights
For a Share Outstanding Throughout each Year Presented

	Net asset value beginning of year	Net investment income†	Net realized and unrealized gains (losses)	Total from operations	Total dividends and distributions	Net asset value end of year	Total return‡	Net assets end of year (000)	Ratio of expenses to average net Assets	Ratio of expenses to average net assets (excluding waivers)	Ratio of net investment income to average net assets	Portfolio turnover rate
Class 1
2026	$6.57	$0.58	$(1.10)	$(0.52)	$(1.37)	$4.68	(9.03)%	$217,558	1.95%	2.15%	10.09%	12%
2025	7.67	0.83	(0.38)	0.45	(1.55)	6.57	6.64	272,405	1.95	2.07	11.94	21
2024(1)	7.46	0.98	0.92	1.90	(1.69)	7.67	29.29	266,361	1.95	2.08	13.18	22
2023(1)	8.97	0.90	(0.96)	(0.06)	(1.45)	7.46	(0.35)	242,653	1.95	2.12	11.40	8
2022(1)	10.83	1.00	(0.78)	0.22	(2.08)	8.97	1.46	230,849	1.95	2.09	9.80	49

†	Per share calculations are based on average shares outstanding throughout each year.

‡

Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)

As disclosed in the Fund’s annual report for the fiscal year ended May 31, 2025, as amended, and semi-annual report for the fiscal period ended November 30, 2024, as amended, Net Investment Income, Net Realized and Unrealized Gains (Losses) and the Ratio of Net Investment Income to Average Net Assets for the fiscal years ended May 31, 2022 through May 31, 2024 were restated in those previously issued financial statements.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 14

notes to financial statements
May 31, 2026

1.	ORGANIZATION:

City National Rochdale Strategic Credit Fund (the “Fund”) is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized on February 26, 2018. The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund commenced operations on December 19, 2018. The Fund’s investment adviser, RBC Rochdale, LLC (the “Adviser”), a wholly-owned subsidiary of City National Bank, is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objectives and principal investment strategies. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund’s primary objective is to generate current income; its secondary objective is long-term capital appreciation.

There can be no assurance that the Fund will achieve its objectives. The Fund pursues its investment objectives by investing in a portfolio of debt securities and other credit-related investments including equity tranches of collateralized loan obligations (“CLOs”), equity interests in CLO warehouses, funds that invest primarily in debt securities, and derivatives that have similar economic characteristics to debt securities.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates – The Fund is an investment company that conforms with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on Nasdaq) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on Nasdaq, the Nasdaq Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost, if the Adviser’s Fair Value Committee (the “Committee”) concludes that such amortized cost approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Prices for most securities held by the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with the fair value procedures (the “Fair Value Procedures”) approved by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through the Committee designated by the Adviser. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; for international securities, market events that occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for

City National Rochdale Strategic Credit Fund | PAGE 15

notes to financial statements
May 31, 2026

identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. Transfers in and out of the levels are recognized at the value at the end of the period.

The Fund categorizes some of its investments as Level 3. Additionally, an active market does not exist for the Fund’s Level 3 investments as of May 31, 2026. The third-party pricing service employs discounted cash flow analyses to value certain securities, including CLO Equity. The valuation incorporates significant unobservable inputs such as estimated yields, projected cash flows, and discount rates, which are not derived from observable market data. Accordingly, these investments are classified as Level 3 within the fair value hierarchy.

Further, when a value from a third-party pricing service is unavailable, the value may be based on internally developed models, which includes unobservable market inputs. Inputs to the internally developed model include the structure of the procedure before valued, as well as estimates related to discount rates, defaults and recovery lag, prepayment rates, reinvestment rates, yields, liquidation values, spreads, and NAV. Accordingly, these assets are classified as Level 3 within the fair value hierarchy.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining the net realized capital gains or losses on the sale of securities are those of the specific securities sold. Dividend income is recognized on the ex-dividend date and, for debt securities, including CLO debt investments, interest income is recorded on an accrual basis at the contractual rate to the extent such amounts are expected to be collected. Discounts or premiums on debt securities purchased, including CLO debt investments, are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Income from CLO equity investments is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically, and a revised yield is calculated prospectively.

Collateralized Debt Obligations – To the extent consistent with its investment objectives and strategies, the Fund may invest in collateralized debt obligations (“CDOs”), which include CLOs and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior secured corporate bonds, unsecured corporate bonds, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Warehouse Investments — Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer) will purchase and “warehouse” a portion of the underlying loans (and, in the case of European CLOs, bonds) that will be held by such CLO (the “Warehouse”). To finance the accumulation of these assets, a financing facility (a “Warehouse Facility”) is opened, equitized either by the entity or affiliates of the entity that will become the collateral manager of the CLO upon its closing and/or by third-party investors that may or may not invest in the CLO. The period from the date such Warehouse is opened and asset accumulation begins to the date the CLO closes is referred to as the “warehousing period.” The Fund may participate in senior secured obligations (“SSOs”) during warehousing periods by providing equity capital in support of Warehouses. In practice, a Warehouse investment (“Warehouse Investment”) may be structured in a variety of legal forms (typically determined by the bank engaged to underwrite the associated CLO which will also typically be the provider of senior financing to the Warehouse), including by subscribing for equity interests or a subordinated debt investment in a special purpose vehicle that obtains a Warehouse Facility secured by the assets (primarily SSOs) that are accumulated in anticipation of the related CLO.

City National Rochdale Strategic Credit Fund | PAGE 16

Below is a summary of the Fund’s capital commitments, capital funded and capital unfunded details for the following Warehouse Investments as of May 31, 2026:

Investments	Capital Commitments (000)	Capital Funded (000)	Capital Unfunded (000)	Funded %	Unfunded %
Elmwood Warehouse Marigold, Ltd.	$22,500	$13,140	$9,360	58%	42%
Flatiron CLO 34 Warehouse	2,000	450	1,550	23	77
Magnetite XLIX Warehouse	9,600	9,600	—	100	—

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Dividends and Distributions to Shareholders – Distributions from net realized capital gains and income are distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on ex-date.

Income Taxes – The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accordingly, no provisions for U.S. Federal income taxes would be required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period.

The Fund recognizes accrued interest and penalties associated with uncertain tax positions. Management has determined that there are no uncertain tax positions for the current tax year. Therefore, there was no income tax related interest and penalties recorded for the year ended May 31, 2026.

Segment Reporting – An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. Evan Waller, the Director of Business Affairs for RBC Rochdale, acts as the Fund’s CODM. The CODM has determined that the Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the accompanying Statement of Operations.

3.	ADMINISTRATION, TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Administration Agreement dated May 16, 2018, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Fund’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee based on the average daily net assets of the Fund, subject to a minimum annual fee.

U.S. Bank Global Fund Services (the “Transfer Agent”) serves as the Fund’s Transfer Agent, pursuant to a transfer agency agreement.

The Fund is subject to a shareholder service agreement that permits compensation to the Adviser and subjects the Fund to a fee of 0.25% of its average net assets for shareholder services provided to shareholders of the Fund. For the year ended May 31, 2026, the Fund incurred $617 (000) in shareholder servicing fees.

City National Rochdale Strategic Credit Fund | PAGE 17

notes to financial statements
May 31, 2026

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser, as promptly as possible after the last day of each month, a fee for its investment advisory services in the amount of 1.50% of the Fund’s average daily net assets. Pursuant to the investment sub-advisory agreement by and between the Adviser and CIFC Investment Management LLC (the “Sub-Adviser” or “CIFC”) (the “Sub-Advisory Agreement”), the Adviser pays the Sub-Adviser, out of the advisory fee it receives from the Fund, compensation based on the Fund’s average daily net assets, calculated daily at the following annual rates:

Average Daily Net Assets	Annual Rate
First $250,000,000	1.25% (125 bps)
Next $100,000,000 (from $250,000,001 to $350,000,000)	1.15% (115 bps)
Next $150,000,000 (from $350,000,001 to $500,000,000)	1.05% (105 bps)
Any amount exceeding $500,000,000	1.00% (100 bps)

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the Fund’s total annual operating expenses will not exceed 1.95% (after fee waivers and/or expense reimbursements, and exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees or expenses, extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of the Fund’s business). This arrangement will continue until October 1, 2026, and shall automatically renew for an additional one-year period unless sooner terminated by the Fund or by the Board upon 60 days’ written notice to the Adviser or termination of the advisory agreement between the Fund and the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment. For the year ended May 31, 2026, the Adviser earned investment advisory fees of $3,704 (000). For this same period, the Adviser waived its investment advisory fee for operating expenses in the amount of $486 (000). As of May 31, 2026, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, were as follows:

Expiring 2027	Expiring 2028	Expiring 2029	Total
$290,643	$311,129	$486,042	$1,087,814

During the year ended May 31, 2026, the Fund did not recapture any previously waived fees and/or reimbursed expenses.

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended May 31, 2026, were as follows:

Purchases	Sales and Maturities
Other (000)	Other (000)
$33,291	$27,374

6.	SHARE CAPITAL:

The Fund is open to investors and generally accepts orders to purchase shares on a monthly basis. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. All initial investments in the Fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary.

As an interval fund, the Fund makes periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months. The Fund’s repurchase offers were as follows:

Repurchase Date	Maximum Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered (000)
March 20, 2026	8%	7.69%	3,581
December 12, 2025	8	5.99	2,627
September 19, 2025	8	4.07	1,747
June 17, 2025	8	4.20	1,741

Repurchase Date	NAV Price of Shares Tendered	Redemption Value of Shares Tendered (000)	Shares Outstanding on Repurchase Date, Before Repurchase (000)
March 20, 2026	$4.71	$16,867	46,549
December 12, 2025	5.96	15,658	43,826
September 19, 2025	6.59	11,513	42,900
June 17, 2025	6.59	11,470	41,437

For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding shares, unless the Fund’s Board of Trustees has approved a higher amount (but not more than 25%

City National Rochdale Strategic Credit Fund | PAGE 18

of total outstanding shares) for a particular repurchase offer. The Adviser currently expects under normal market circumstances to recommend that, at each repurchase offer, the Fund will offer to repurchase 8% of its total outstanding shares, subject to approval of the Board of Trustees. There is no guarantee that the Fund will offer to repurchase more than 8% of its total outstanding shares (including all classes of shares) in any repurchase offer, and there is no guarantee that shareholders will be able to sell shares in an amount or at the time the investor desires.

7.	FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, and accumulated losses in the period that the differences arise.

The tax character of dividends and distributions declared during the years ended May 31, were as follows:

	Ordinary Income (000)	Long-Term Capital Gains (000)	Total (000)
May 31, 2026	$57,799	$283	$58,082
May 31, 2025	55,015	—	55,015

As of May 31, 2026, the components of accumulated losses on a tax basis were as follows (000):

Undistributed ordinary income	$18,471
Post October losses	(9,105)
Other temp difference	1
Unrealized appreciation (depreciation)	(190,691)
Total distributable earnings	$(181,324)

For the year ended May 31, 2026, the Fund utilized $298 (000) of capital loss carryforward to offset capital gains.

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/(depreciation) for tax purposes as of May 31, 2026, for the Fund were as follows:

Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
$405,036	$2,673	$(193,364)	$(190,691)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2026, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8.	RISKS:

As with all investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. Many factors affect the Fund’s performance. The Fund is subject to the principal risks disclosed in the Fund’s prospectus among other risks, any of which may adversely affect the Fund’s NAV and ability to meet its investment objectives. Certain principal risks of investing in the Fund are noted below. A more complete description of risks is included in the Fund’s prospectus and statement of additional information.

General – The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. In addition, even though the Fund makes periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

Non-diversification risk – The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Debt securities risks – The value of debt securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, governmental actions or intervention, market disruptions caused by trade disputes or other factors, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a debt security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less

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notes to financial statements
May 31, 2026

creditworthy, or the credit quality or value of any underlying assets declines. If the value of debt securities owned by the Fund fall, the value of your investment will go down. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness. The Fund has a broad mandate with respect to the type and nature of debt investments in which it may participate.

The Fund has a broad mandate with respect to the type and nature of debt investments in which it may participate. While some of the debt securities in which the Fund invests may be secured, the Fund also may invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the Fund invests may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

Creditors of loans constituting the Fund’s assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a “preference,” (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations, and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. The Fund’s investments in debt securities may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund’s investment objectives will be realized.

Interest rate risk – The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities generally falls. Conversely, interest rate reductions may cause the value of fixed-income securities to increase. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. Any interest rate increases in the future could cause the value of the Fund’s holdings to decrease. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity (i.e., measure of time remaining until the final payment on a security) or duration (i.e., measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates) of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO investors. In addition,

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CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk.

As prevailing interest rates increase, some obligors may not be able to make the increased interest payments on loans or refinance their obligations, resulting in payment defaults and defaulted obligations. Many of the debt obligations underlying CLO or Warehouse Investments, and the debt issued by CLOs and Warehouses, bear interest at floating interest rates. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its CLO and floating rate investments.

Credit risk – If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the Fund may incur expenses and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to their effective duration. The Fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable credit quality.

CLO collateral is subject to credit risk, as substantially all of the collateral held by CLOs is typically rated below investment grade or is unrated. Collateral managers of CLOs may actively manage the underlying portfolio of the CLO. As a result, the collateral and the accompanying risks underlying a CLO in which the Fund invests may change without transparency to the Fund. Because of the lack of transparency, the credit risk of the underlying collateral can change without visibility to the Fund.

Prepayment or call risk – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund would be forced to reinvest prepayment proceeds at a time when yields or securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Extension risk – When interest rates rise, repayments of debt securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these debt securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s NAV to be more volatile.

Risks relating to collateralized loan obligations – In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the ranking of the Fund’s investment in the capital structure. Investments in structured vehicles, including equity and junior debt tranches of CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from

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notes to financial statements
May 31, 2026

the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.

The complex structure of CLO securities may produce unexpected investment results, especially during times of market stress or volatility. The complexity of CLOs and related investments gives rise to the risk that investors, parties involved in their creation and issuance, and other parties with an interest in them may not have the same understanding of how these investments behave, or the rights that the various interested parties have with respect to them. Furthermore, the documents governing these investments may contain some ambiguities that are subject to differing interpretations. Even in the absence of such ambiguities, if a dispute were to arise concerning these instruments, there is a risk that a court or other tribunal might not fully understand all aspects of these investments and might rule in a manner contrary to both the terms and the intent of the documents. Therefore, the Fund cannot be fully assured that it will be able to enjoy all of the rights that it expects to have when it invests in CLOs and related investments.

Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the Fund’s investments in CLOs is subject to the accuracy of representations made by the underlying borrowers and issuers. In addition, the Fund is subject to the risk that the systems used by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

CLOs typically will have no significant assets other than the assets underlying such CLOs, including, but not limited to, secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s returns.

The leveraged nature of CLOs magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. As a result, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans (which are subject to credit, liquidity and interest rate risk) and any event that negatively impacts an underlying investment could result in a substantial loss that would not be as substantial if the investment were not leveraged. The leverage varies depending on the seniority of the tranche. Equity tranches typically have leverage in excess of ten times.

The loans or bonds underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within a CLO have a reference rate (lending base rate) floor, there may not be corresponding increases in investment income constraining distributions to investors in the CLO.

The CLO equity and junior debt tranches that the Fund acquires will be subordinated to, and will rank behind, more senior tranches of CLO debt. As such, CLO equity and junior debt tranches are subject to increased risks of default and greater risk of loss of all or a portion of their value relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity tranches are typically under-collateralized in that the liabilities of a CLO at inception frequently exceed its total assets. The Fund expects to often be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.

If an event of default occurs under an indenture, loan agreement or other document governing a Fund investment, the holders of a majority of the most senior class of outstanding notes or loans issued by such investment generally will be entitled to determine the remedies to be exercised under the indenture, loan agreement or other governing document. These remedies, which

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may include the sale and liquidation of the assets underlying the investment, could be adverse to the interests of the Fund in CLO equity or junior debt tranches. As a holder of an investment in CLO equity or junior debt tranches, the Fund typically will have no rights under the indenture, loan agreement or other document governing an investment and will not be able to exercise any remedies following an event of default as long as any more senior notes or loans are outstanding, nor will the Fund receive any payments after an event of default until the more senior notes or loans and certain other amounts have been paid in full.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

SOFR risk – Public and private sector actors have worked to establish alternative reference rates, like the Secured Overnight Financing Rate (“SOFR”), to be used in place of the London Interbank Offered Rate (“LIBOR”), the publication of which has ceased. Certain floating or variable rate obligations or investments of the fund may reference SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. SOFR has a limited history. There is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. The future performance of SOFR, and SOFR based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Risks related to warehousing – Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer) will purchase and “warehouse” a portion of the underlying loans (and, in the case of European CLOs, bonds) that will be held by such CLO (the “Warehouse”). To finance the accumulation of these assets, a financing facility (a “Warehouse Facility”) is opened, equitized either by the entity or affiliates of the entity that will become the collateral manager of the CLO upon its closing and/or by third-party investors that may or may not invest in the CLO. The Fund may use a portion of the net proceeds from the offering to purchase Warehouse Investments. A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically primarily senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO and a loss is incurred upon their disposition, and (iii) the anticipated CLO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO related to each such Warehouse Investment will be consummated. In the event a planned CLO is not consummated, the Warehouse investors (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically utilized in Warehouses, the potential risk of loss will be increased for the Warehouse investors. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in the Warehouse Investment.

The Fund may be an investor in Warehouse Investments, and also an investor in CLOs that acquire Warehouse assets, including from Warehouses in which any of the Fund, other clients of the Sub-Adviser or the Sub-Adviser has directly or indirectly invested. This involves certain conflicts and risks.

The Warehouse Investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the NAV of a Warehouse Investment is anticipated to be affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to

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notes to financial statements
May 31, 2026

the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid.

Risk Retention Vehicle risks – The Fund may invest in CLO debt and equity tranches and Warehouse Investments directly or indirectly through an investment in U.S. and/or European vehicles, certain of which were established for the purpose of satisfying E.U. regulations that require eligible risk retainers to purchase and retain specified amounts of the credit risk associated with certain CLOs, which vehicles themselves are invested in CLO securities, Warehouse Investments, and/or Senior Secured Obligations (“Risk Retention Vehicles”). Given the adoption of European retention requirements, there can be no guarantee that a liquid market in Risk Retention Vehicle interests will develop or be sustained or that such interests will trade at prices close to their NAVs, nor can there be any guarantee that such structures will satisfy the applicable European retention requirements. In addition, due to, inter alia, the evolving regulatory environment, there may be a limited number of holders of interests in any one Risk Retention Vehicle, which may mean that there is limited liquidity in such interests which may affect: (i) a holder’s (including the Fund’s) ability to realize some or all of their investment; (ii) the price at which a holder (including the Fund) can effect such realization; and/or (iii) the price at which such interests trade in the secondary market; accordingly, the Fund may be unable to realize its investment in Risk Retention Vehicles at such investment’s NAV or at all. Moreover, no indenture is likely to govern the Risk Retention Vehicles, and there are likely to be limited protections and no diversification requirements governing the investments held by the Risk Retention Vehicles.

In addition, Risk Retention Vehicles complying with the European retention requirements will, in addition to CLO equity and mezzanine tranches and Warehouse Investments, hold other investments directly, such as corporate loans and secured bonds, and will therefore be subject to the risks related to such investments.

Risks of holding a minority position – The Fund may hold a non-controlling interest in any CLO issuer, Warehouse Investment or Risk Retention Vehicle and, therefore, in such case, would have limited voting power with respect to such interest and the underlying assets and a limited ability to influence the management of any such investment. For example, one or more other holders of CLO equity may control the vote of the CLO equity in the underlying CLO, which typically includes the ability to cause the underlying CLO to optionally redeem (following the expiration of applicable noncall periods) its CLO securities, including its CLO equity and mezzanine tranches, to refinance certain tranches of its CLO securities and to make other material decisions that may affect the value of the CLO equity and mezzanine tranches, which could adversely impact returns to investors in the Fund.

Risk of limited transparency of investments – The Fund’s investments in CLO vehicles and other investments may be riskier and less transparent to the Adviser, the Sub-Adviser, the Fund and Fund investors than direct investments in the underlying companies. There may be less information available to the Adviser and Sub-Adviser regarding the underlying debt investments held by certain CLO vehicles than if the Fund had invested directly in the debt of the underlying companies. In particular, the collateral manager may have no obligation to keep the Adviser, the Sub-Adviser or the Fund (or other holders of investments) informed as to matters relating to the collateral obligations, with limited exceptions. The Sub-Adviser is unlikely to know the details of the underlying assets of the CLO vehicles in which the Fund invests.

In addition, the accounting and tax implications of the investments are complicated. In particular, reported earnings from the equity tranches of CLO issuers are recorded under GAAP based upon a constant yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual issuer that ends within the Fund’s fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings taxable as ordinary income in the initial years of an investment in a CLO issuer and a capital loss at maturity, while for other reporting purposes the totality of cash flows is reflected in a constant yield to maturity.

Structured investments risk – The Fund may invest in structured products, including structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses

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shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments. Structured instruments may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Risks of subordinated securities – A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Floating rate instrument risks – Floating rate loans and similar investments may be illiquid or less liquid than other investments. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet repurchase offers for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet repurchase offers requests. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Risks of inverse floating rate obligations – The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Below investment grade debt securities and unrated securities risk – Below investment grade debt securities, which are commonly called “junk” bonds, are rated below BBB- by S&P or Baa3 by Moody’s, or have comparable ratings by another rating organization. Junk bonds, are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. For example, under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. Junk bonds tend to be volatile and involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. These risks are more pronounced for securities that are already in default. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Leveraging risk – The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or when it has exposure to CLOs, structured instruments or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to meet segregation or coverage requirements. During periods in which the Fund is using leverage, the fees paid to the Adviser for its investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s average total assets.

Liquidity risk – The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk exists when particular investments are or become impossible or difficult to sell. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. This may prevent the Fund from limiting losses. As a general matter, dealers recently have been less willing to make markets for fixed income

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notes to financial statements
May 31, 2026

securities. High-yield investments, including collateral held by CLOs in which the Fund invests, generally have limited liquidity. Other investments that the Fund may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet its cash needs, the Fund may suffer a substantial loss.

In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Valuation risk – Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using other fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market instability or volatility. Investors who purchase shares or have their shares repurchased on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. Fair value pricing involves subjective judgment, which may prove to be incorrect. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

The Adviser has been designated by the Board as the valuation designee (the “Valuation Designee”) for the Fund pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Board. The Adviser performs such valuation services pursuant to joint valuation procedures of the Fund and the Adviser. The Adviser has formed an internal fair value committee (“Fair Value Committee”) to assist with its designated responsibilities as the Valuation Designee.

Valuing securities in accordance with fair valuation procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Market risk – The market prices of the Fund’s securities or other assets may move up and down, sometimes rapidly or unpredictably, due to general market conditions such as overall economic trends or events, inflation, changes in interest rates, government actions, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political and geopolitical factors, economic sanctions, countermeasures in response to sanctions, government shutdowns, adverse investor sentiment, cybersecurity events, technological developments (such as artificial intelligence and machine learning), or local, regional or global events such as natural disasters or climate events, wars, terrorism, international conflicts, civil unrest, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market, a particular industry or a particular issuer or group of issuers. To the extent that securities of certain issuers behave or are perceived to behave similarly to each other, the market prices of those securities (or the market as a whole) may fall in response to a decline in the price of a particular security or group of securities. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies, which could result in losses for the Fund. Adverse market conditions may be prolonged and may not have the same impact on all types of investments. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and

City National Rochdale Strategic Credit Fund | PAGE 26

increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Raising the ceiling on U.S. Government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. Government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere, and the Fund’s investments.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, geopolitical, and global macro factors. For example, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and higher inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and the conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

Since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the actual or potential imposition of tariffs on foreign countries, including China and long-time U.S. allies. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. The imposition of tariffs has led to retaliatory tariffs by certain foreign countries (and could lead to further retaliatory tariffs), increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. The new administration has also sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These efforts may have a negative impact on the Fund or on markets generally.

In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. Government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

Any of the events described above could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy repurchase requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Regulatory risk – Legal, tax, and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) is implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Reinvestment risk – Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and/or the Fund’s NAV.

Management and operational risk – The Fund is subject to the risk that the Sub-Adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The Fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic

City National Rochdale Strategic Credit Fund | PAGE 27

notes to financial statements
May 31, 2026

or other tools, resources, information and data used, or the analyses employed or relied on, by the Sub-Adviser, if such tools, resources or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Sub-Adviser’s allocation techniques or investment style are out of favor or otherwise fail to produce the desired results. The Fund’s investment strategies designed by the Adviser and the Sub-Adviser may not work as intended. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or the Sub-Adviser and could have an adverse effect on the value or performance of the Fund. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser, the Sub-Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services.

Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

Cybersecurity risk – Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including, but not limited to, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, and prevent shareholders from redeeming their shares. Cybersecurity incidents may render records of fund assets and transactions, shareholder ownership of fund shares, and other data integral to the functioning of the fund inaccessible, inaccurate or incomplete. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents. Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the Adviser, the Sub-Adviser, transfer agent, the distributor and their respective service providers are subject to the risk of cyber incidents occurring from time to time.

Focused investment risk – To the extent that the Fund focuses its investments in a particular industry, the value of the Fund’s shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, changing interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Similarly, to the extent that the CLO vehicles in which the Fund invests have loan portfolios that are concentrated in a limited number of industries or borrowers, a downturn in such industries or with respect to such borrowers may subject the vehicles, and in turn the Fund, to a risk of significant loss and could significantly impact the aggregate returns the Fund realizes. If an industry in which a CLO vehicle is heavily exposed suffers from adverse business or economic conditions, the Fund’s investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect the Fund’s performance. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Repurchase offers risk – The Fund is operated as an “interval fund” and, in order to provide some liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 8%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of

City National Rochdale Strategic Credit Fund | PAGE 28

the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Borrowing risk – The Fund has and may, in the future, borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains. Borrowing will also cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) and generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the Fund) or distribution on the Fund’s stock or the repurchase of any of the Fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300% after deducting the amount of the dividend, distribution or purchase price, as the case may be. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. There can be no assurances that the Fund’s use of leverage will be successful.

Expense risk – Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease or if an expense limitation is changed or not renewed. Net assets are more likely to decrease and the Fund’s expense ratio is more likely to increase when markets are volatile.

Conflicts of interest – The Adviser, the Sub-Adviser and their respective affiliates are engaged in a variety of businesses and have interests other than those relating to managing the Fund. The broad range of activities and interests of the Adviser, the Sub-Adviser and their respective affiliates gives rise to actual and potential conflicts of interest that could affect the Fund and its shareholders.

Tax risk – In order to qualify for the favorable tax treatment generally available to regulated investment companies under Subchapter M of the Code, and avoid fund-level taxes, the Fund must distribute substantially all of its income to its shareholders, and at least 90% of the Fund’s gross income each taxable year must consist of certain types of qualifying income. The Fund’s equity tranche investments in CLOs may jeopardize its ability to meet the distribution requirement. If the Fund were to lose its status as a regulated investment company as a result of the failure to meet the distribution requirement, the Fund would generally be subject to entity-level tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income. Even if the Fund meets its minimum distribution requirements, its undistributed income and gains will generally be subject to entity-level tax, which will reduce the Fund’s returns.

Private placement risk – The Fund may invest in private placement securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Private placement securities are securities that have not been registered under the applicable securities laws, such as securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S of the Securities Act. Restricted securities may not be listed on an exchange and may have no active trading market, resulting in the security being deemed illiquid. Delay or difficulty in selling such securities may result in a loss to the Fund. Issuers of restricted

City National Rochdale Strategic Credit Fund | PAGE 29

notes to financial statements
May 31, 2026

securities may make less information available than issuers of publicly traded securities and private placed securities are more difficult to value than publicly traded securities.

9. LINE OF CREDIT:

The Fund has a secured Loan Agreement (“LOC”) with U.S. Bank N.A. The Fund’s assets are pledged as collateral for any draw on the LOC. Under the terms of the LOC, borrowings for the Fund are limited to either the lesser of 10% of the Fund’s net assets or an explicit amount on the LOC. This LOC is in the form of $25 million dollar note, whose maturity was extended to June 3, 2027. Interest is charged to the Fund based on its borrowings at prime rate minus 0.50%.

For the year ended May 31, 2026, the Fund LOC borrowings were as follows:

Fund	Maximum Amount of Line of Credit (000)	Interest Expense (000)	Average Rate	Average Borrowings (000)	Maximum Amount Outstanding (000)
Strategic Credit Fund	$25,000	$14	6.28%	$5,525	$10,948

Amount designated as “—” is less than $500.

As of May 31, 2026, there was no outstanding balance.

10.	RECENT ACCOUNTING PRONOUNCEMENT:

In this reporting period, the Fund adopted FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

11.	SUBSEQUENT EVENTS:

Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, additional adjustments or disclosures were required to the financial statements.

On April 7, 2026, the Board of Trustees of the City National Rochdale Strategic Credit Fund (the “Fund”) approved a new investment management agreement with American Beacon Advisors, Inc. (“American Beacon”), a new sub-advisory agreement among American Beacon, CIFC Investment Management LLC (“CIFC”), the Fund’s current sub-adviser, and the Fund, and a new slate of Trustees for the Fund to replace the Fund’s current Trustees. These approvals were made upon the recommendation of RBC Rochdale, LLC. The proposed investment management agreement, sub-advisory agreement and Trustees are subject to approval by the Fund’s shareholders and certain other closing conditions being satisfied.

Management of the Fund intends to send shareholders of the Fund a proxy statement during the third quarter of 2026. The proxy statement will contain important information about the proposed investment management agreement, sub-advisory agreement and Trustees, as well as voting instructions. If the proposed investment management agreement, sub-advisory agreement and Trustees are approved by Fund shareholders, and certain other closing conditions are satisfied, American Beacon would become the Fund’s investment adviser, CIFC would continue to serve as the Fund’s sub-adviser, the new Trustees would become the Trustees of the Fund, and the Fund would be rebranded as an American Beacon fund. If approved by shareholders and the other closing conditions are satisfied, these changes are expected to occur in the third or fourth quarter of 2026.

City National Rochdale Strategic Credit Fund | PAGE 30

report of independent registered public accounting firm

To the Shareholders and Board of Trustees of
City National Rochdale Strategic Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of City National Rochdale Strategic Credit Fund (the “Fund”) as of May 31, 2026, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). We have also audited adjustments to restate the financial highlights of the Fund for each of the years in the three-year period ended May 31, 2024. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, the results of its operations, the changes in net assets, cash flows and the financial highlights for each of the corresponding periods above, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended May 31, 2024, and prior, with the exception of the adjustments noted above, were audited by other auditors whose report dated July 30, 2024, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2026, by correspondence with the custodian and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by RBC Rochdale, LLC (formerly “City National Rochdale, LLC”) since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
July 29, 2026

City National Rochdale Strategic Credit Fund | PAGE 31

trustees and officers (Unaudited)
May 31, 2026

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with RBC Rochdale, the investment adviser to the Trust, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments Company (“SEI Investments”) or its affiliates act as investment adviser, administrator or distributor. Each Trustee may be referred to in this SAI as an “Independent Trustee” and collectively as the “Independent Trustees.” There is no stated term of office for the Trustees. However, the Board has adopted a policy setting a retirement date for Trustees of December 31 of the year in which each Trustee reaches age 75. Exceptions to the retirement age may be made by the Board in individual cases for a period of up to two years, in the discretion of the Board. The business address for each Trustee and Officer is c/o City National Rochdale Funds, 400 Park Avenue, New York, New York, 10022, unless otherwise noted.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Daniel A. Hanwacker Year of Birth: 1951	Trustee	Since 2018	Chief Executive Officer and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co- Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	5	None
Jon C. Hunt Year of Birth: 1951	Trustee	Since 2018	Retired (2013-present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (2012-2013). Managing Director and Chief Operating Officer, CCM (1998-2012).	5

Trustee of The Advisors’ Inner Circle Fund III, Symmetry Panoramic Trust, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund. Director of FS Alternatives Fund (Cayman) and FS Real Asset Fund (Cayman).

Julie C. Miller Year of Birth: 1957	Trustee	Since 2020	President, Coconino, Inc. (2016-present). Independent Contractor (2026-present) and Partner (2006-2025), Holthouse, Carlin & Van Trigt LLP (accounting firm). Trustee, Anthony Education Trust (2017-present). President, The Sam Simon Charitable Giving Foundation (2018-present).	5	Trustee and Audit Chair of The Pop Venture Fund.
Jay C. Nadel Year of Birth: 1958	Trustee Chairman	Since 2018 Since 2019	Financial Services Consultant (2005- present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	5

Trustee of The Advisors’ Inner Circle Fund III, Symmetry Panoramic Trust, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and The Alger Funds. Director of FS Alternatives Fund (Cayman) and FS Real Asset Fund (Cayman).

City National Rochdale Strategic Credit Fund | PAGE 32

Name and Year of Birth	Position with the Fund	Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (Continued)
Shelley Y. Simms Year of Birth: 1968	Trustee	Since 2023	Founder and Chief Executive Officer, Amethyst Advisors LLC (business consulting and board advisory services) (2025-present). General Counsel, Corporate Secretary and Chief Compliance Officer, Xponance, Inc. (a registered investment adviser) (2004-2025). Chief Compliance Officer, Xponance Alts Solutions, LLC (a registered investment adviser) (2021-2025). Chairperson (2023) and Commissioner (2018-2023), Pennsylvania State Ethics Commission.	5	None(2)
James R. Wolford Year of Birth: 1954	Trustee	Since 2018

Chief Executive Officer of Corinthian Development Company (2013–present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011-2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010-2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).

				5	None

(1)

“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the series of the Trust as well as the following registered closed-end funds: City National Rochdale Select Strategies Fund and City National Rochdale Strategic Credit Fund.

(2)	As of July 29, 2026

City National Rochdale Strategic Credit Fund | PAGE 33

trustees and officers (Unaudited) (Continued)
May 31, 2026

Name and Year of Birth	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Gregg Giaquinto Year of Birth: 1967	President and Chief Executive Officer	Since 2024

President and Chief Executive Officer, City National Rochdale Funds, City National Rochdale Select Strategies Fund (the “Select Strategies Fund”), and City National Rochdale Strategic Credit Fund (the “Strategic Credit Fund”) (2024-present). President, RBC Rochdale (2024-present). Senior Managing Director, Client Services & Operations, RBC Rochdale (2014-present).

Andrew Metzger SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1980	Treasurer (Principal Financial and Accounting Officer and Controller)	Since 2021

Director of Fund Accounting, SEI Investments Company (2020-present). Treasurer (Principal Financial and Accounting Officer and Controller), City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (April 2021-present). Senior Director, Embark Consulting, LLC (2019-2020). Senior Manager, PricewaterhouseCoopers LLP (2002-2019).

Christina M. Weber Year of Birth: 1968	Chief Compliance Officer (“CCO”)	Since 2025

CCO, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (December 2025-present). CCO, RBC Global Asset Management (U.S.) Inc. (2018-present). CCO, RBC Funds (2012-present). Assistant Secretary, RBC Funds (2013-2017). Senior Compliance Officer, RBC Funds (2012-2012).

Dan Auciello Year of Birth: 1969	Anti-Money Laundering Officer (“AML Officer”) and Identity Theft Program Officer (“ITP Officer”)	Since 2025

AML Officer and ITP Officer, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2025-present). Senior Vice President, Money Laundering Reporting Officer, City National Rochdale Securities and City National Securities (2025-present.) Managing Director, Chief BSA Officer Bank of China (2020-2025) Managing Director, Deputy Head of Financial Security BNP Paribas (2014-2020).

Mitchell Cepler Year of Birth: 1982	Vice President and Assistant Treasurer	Since 2018

Senior Vice President, Finance, RBC Rochdale (2011–present). Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present).

Frank Bonsignore Year of Birth: 1967	Vice President and Secretary	Since 2023

Mutual Funds Oversight Lead, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2023-present). Secretary, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2023-present). Director of Operations, BNY Mellon (1997-2023).

Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1975	Assistant Secretary	Since 2019

Counsel, SEI Investments Company (2018-present). Assistant Secretary, City National Rochdale Funds, Select Strategies Fund, and Strategic Credit Fund (2019-present). Attorney, Blank Rome LLP (2015-2018). Assistant Counsel and Vice President, Bank of New York Mellon (2013-2014). Attorney, Dilworth Paxson LLP (2006-2013).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

City National Rochdale Strategic Credit Fund | PAGE 34

notice to shareholders (Unaudited)

For shareholders that do not have a May 31, 2026 taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2026 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For Federal income tax purposes, for the fiscal year ended May 31, 2026, the Fund is designating the following items with regard to distributions paid during the year:

(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Total Distributions	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Qualified Short-Term Capital Gain Dividends (5)
0.49%	0.00%	99.51%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%

(1)	“Dividends Received Deduction” represents dividends which qualify for the corporate dividends received deduction.
(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.
(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represents qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.
(5)

“Short-Term Capital Gain Dividends” represents qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A), (B), (C) and (D) are based on the percentage of the Fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gain distributions.

City National Rochdale Strategic Credit Fund | PAGE 35

disclosure of fund expenses (Unaudited)

All funds have operating expenses. As a shareholder of the Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2025 through May 31, 2026).

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT the Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 12/1/2025	Ending Account Value 5/31/2026	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Strategic Credit Fund
Actual Fund Return
Class I	$ 1,000	$ 931.50	1.95%	$ 9.39

Hypothetical 5% Return
Class I	$ 1,000	$ 1,015.21	1.95%	$ 9.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

City National Rochdale Strategic Credit Fund | PAGE 36

board approval of advisory and sub-advisory agreements
(Unaudited)

The Board of Trustees (the “Board”) of City National Rochdale Strategic Credit Fund (the “Fund”) is comprised of six Trustees, all of whom are Independent Trustees (i.e., not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). At in-person meetings held on April 6, 2026, and May 13, 2026, the Board and the Independent Trustees considered and approved the renewal of the advisory agreement (the “Advisory Agreement”) between RBC Rochdale, LLC (“RBC Rochdale”) and the Fund, and the sub-advisory agreement (the “Sub-Advisory Agreement”) between RBC Rochdale and CIFC Investment Management LLC (“CIFC”), with respect to the Fund, as described below. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Current Agreements.”

On May 13, 2026, RBC Rochdale and American Beacon Advisors, Inc. (“American Beacon”) entered into a separate agreement (the “Asset Purchase Agreement”) pursuant to which American Beacon would acquire certain assets related to RBC Rochdale’s business of providing investment management services to the Fund (the “Asset Transfer”). At in-person meetings held on April 7, 2026, and May 14, 2026, upon the recommendation of RBC Rochdale and in connection with the proposed Asset Transfer, the Board and the Independent Trustees considered and approved (subject to shareholder approval) an arrangement pursuant to which (i) American Beacon would serve as the new investment adviser to the Fund under a new investment management agreement (the “New Management Agreement”) between American Beacon and the Fund; (ii) CIFC would continue to provide day-to-day portfolio management services to the Fund under a new investment advisory agreement (the “New Sub-Advisory Agreement”) among American Beacon, CIFC, and the Fund; (iii) new trustees who serve on the boards of the American Beacon funds complex would be elected to replace the current Trustees; and (iv) the Fund’s name would be changed to American Beacon CIFC Strategic Credit Fund (collectively, the “Adoption”). If the New Management Agreement, the New Sub-Advisory Agreement, and the new trustees are approved by shareholders of the Fund, and certain other conditions are waived or satisfied, the Adoption would occur simultaneously on the date of the closing of the Asset Transfer.

The New Management Agreement and the New Sub-Advisory Agreement are collectively referred to below as the “New Agreements.” The Board and the Independent Trustees approved the New Agreements subject to shareholder approval, effective upon the closing of the Asset Transfer and the Adoption.

THE CURRENT AGREEMENTS

General Information

The following information summarizes the Board’s considerations associated with its review of the Current Agreements. In connection with their deliberations, the Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the various services performed by RBC Rochdale and CIFC. In considering these matters, the Independent Trustees discussed the renewal of the Current Agreements with management and in private sessions with their independent counsel at which no representatives of RBC Rochdale or CIFC were present.

The Board reviewed extensive materials regarding investment results of the Fund, advisory fee and expense comparisons, financial information with respect to RBC Rochdale and CIFC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing various services to the Fund. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to renew the Current Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent

City National Rochdale Strategic Credit Fund | PAGE 37

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

Trustees concluded that each of the various factors referred to below favored such approval.

RBC ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by RBC Rochdale to the Fund, the Board considered a variety of matters, including the overall quality and depth of RBC Rochdale’s organization, its financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Board also considered the experience, capability and integrity of RBC Rochdale’s senior management, the background, education and experience of RBC Rochdale’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Fund. The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of the Fund compared with the returns of a blended index consisting of 50% Palmer Square CLO BB Price Index and 50% Palmer Square CLO BBB Price Index (the “Blended Index”), the LIBOR/SOFR 3-Month USD Fixed +5% Index (the “LIBOR/SOFR Index”), and a peer group of funds identified by RBC Rochdale (the “Peer Group”) for the one-, three-, and five-year periods ended December 31, 2025. The Board observed that the Fund outperformed the LIBOR/SOFR Index return for the three-year period, but had underperformed the LIBOR/SOFR Index returns for the one- and five-year periods (by 11.16% and 0.92%, respectively) and had underperformed the Blended Index returns for the one-, three- and five-year periods (by 9.96%, 3.37% and 1.48%, respectively). The Fund outperformed the average returns of the Peer Group for the one-, three- and five-year periods.

The Board considered RBC Rochdale’s assertion that following two years of strong performance, 2025 was a challenged year for CLO equity with pricing pressures due to liquidity challenges and lower demand among institutional investors, and that RBC Rochdale believed the Fund performed in line with expectations due to recent challenges in the CLO equity market. The Trustees also considered the Fund’s positive performance over the three- and five-year periods, and RBC Rochdale’s belief of the potential for a rebound in CLO equity in 2026.

The Board concluded that based on the various factors they had reviewed, RBC Rochdale continued to provide high quality management and oversight services to the Fund.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees (both before and after waivers) charged by RBC Rochdale to the Fund, and the total expenses (net of fee waivers) for the last fiscal year of the Fund (as a percentage of its average annual net assets) (“Total Expense Ratio”), compared to those of the funds included in the Peer Group. The Board observed that the gross and net advisory fees paid by the Fund were below the Peer Group averages.

The Board noted that because RBC Rochdale does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Fund, the Board did not have a basis to compare the Fund’s advisory fee with advisory fees charged by RBC Rochdale to other comparable client accounts. The Trustees considered that any net advisory fee retained by RBC Rochdale with respect to the Fund, after the payment of the sub-advisory fee, is rebated to shareholders investing in the Fund through separate accounts managed by RBC Rochdale.

The Board observed that the Total Expense Ratio of the Fund was below the Peer Group average.

The Board concluded that the advisory fee charged by RBC Rochdale was fair and reasonable in relation to the value of services provided, and that the Total Expense Ratio of the Fund continued to be reasonable in light of the services provided.

City National Rochdale Strategic Credit Fund | PAGE 38

Profitability, Benefits to RBC Rochdale and Economies of Scale

The Trustees next considered information prepared by RBC Rochdale relating to its costs and profits with respect to the Fund for the year ended December 31, 2025. In doing so, the Board recognized the competitiveness of the registered fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining management stability and accountability. The Board also recognized the difficulty in evaluating an investment adviser’s profitability with respect to the funds it manages in the context of an adviser with multiple lines of business, and noted that other profitability methodologies might also be reasonable. The Board concluded that the profits of RBC Rochdale from its relationship with the Fund were reasonable.

The Board also considered the benefits received by RBC Rochdale and its affiliates as a result of RBC Rochdale’s relationship with the Fund, other than the investment advisory fee paid to RBC Rochdale, including fees paid to RBC Rochdale for providing certain non-distribution shareholder services to the Fund, benefits to City National Bank’s brokerage and wealth management business as a result of the availability of the Fund to its customers, the intangible benefits of RBC Rochdale’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although there were no advisory fee breakpoints, the existing fee structure of the Fund reflected an appropriate sharing of any efficiencies or economies of scale to date, and noted that it would have the opportunity to periodically reexamine the appropriateness of the advisory fee payable to RBC Rochdale in light of any economies of scale experienced in the future.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to RBC Rochdale under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services RBC Rochdale provided to the Fund, and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

CIFC INVESTMENT MANAGEMENT LLC

Nature, Extent and Quality of Services

In reviewing the services provided by CIFC to the Fund, the Board considered a variety of matters, including the overall quality and depth of CIFC’s organization and CIFC’s financial strength and stability. The Board also considered, among other things, the investment operations and staff of CIFC, CIFC’s commitment to compliance with applicable laws and regulations and the Trust’s compliance policies and procedures, its portfolio trading and soft dollar practices and its disaster recovery and contingency planning practices. In addition, the Board considered the background, education and experience of CIFC’s key portfolio management and operational personnel, and CIFC’s efforts to retain, attract and motivate capable personnel to serve the Fund. The Board’s observations regarding the performance of the Fund are described above. The Board found all of these matters to be satisfactory.

The Board concluded that based on the various factors they had reviewed, CIFC continued to provide high quality sub-advisory services to the Fund.

Sub-Advisory Fee and Benefits to CIFC

The Board reviewed information included in the meeting materials regarding the sub-advisory fee charged by CIFC, and noted CIFC’s representation that the funds it manages that are charged lower base management fees than the Fund have a lower target return and focus exclusively on investments in CLO debt, and/or they pay a performance-based fee in addition to the base management fee. The Trustees noted that RBC Rochdale pays the sub-advisory fee out of its advisory fee. The Board also noted that RBC Rochdale evaluates CIFC’s fee relative to those of its asset class peer group in an effort to ensure that it is reasonable and appropriate in light of the services provided. In addition, the Board considered the advisory and sub-advisory fee split of the Fund, and noted RBC Rochdale’s belief that the fee paid to CIFC is priced at

City National Rochdale Strategic Credit Fund | PAGE 39

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

a competitive level, and that the overall advisory fee, net advisory fee, and sub-advisory fee were fair and reasonable in light of the services provided to the Fund by RBC Rochdale and CIFC.

The Board also considered the benefits received by CIFC and its affiliates as a result of CIFC’s relationship with the Fund, other than the receipt of its sub-advisory fee, including any research services provided by broker-dealers providing execution services to the Fund, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to CIFC under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services CIFC provided to the Fund, and that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

THE NEW AGREEMENTS

AMERICAN BEACON ADVISORS, INC.

General Information

The New Management Agreement was approved by a majority of the Board, including the Independent Trustees, at an in-person meeting held on May 14, 2026. In approving the New Management Agreement, the Board determined that the terms of the New Management Agreement are fair and reasonable and approved the New Management Agreement as being in the best interests of the Fund and its shareholders. In making their determinations, the Board considered materials that were specifically prepared by American Beacon and RBC Rochdale regarding the Adoption and the New Management Agreement, including information with respect to American Beacon that was provided to the Independent Trustees in response to a number of questions and supplemental information requests from counsel to the Independent Trustees. The Board was also provided information prepared by American Beacon in response to due diligence requests from RBC Rochdale. In addition, the Board met with representatives from RBC Rochdale and American Beacon at an in-person meeting of the Board held on April 7, 2026, and with RBC Rochdale at in person meetings of the Board held May 13-14, 2026, to discuss the Adoption and New Management Agreement. The Independent Trustees of the Fund also met separately with their independent counsel to consider the New Management Agreement. In their deliberations, the Independent Trustees had the opportunity to meet privately on several occasions without representatives of American Beacon or RBC Rochdale present and were represented throughout the process by counsel to the Independent Trustees. RBC Rochdale recommended that the Board approve the New Management Agreement in connection with the Board’s consideration of the broader Adoption.

In approving the New Management Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by American Beacon, including American Beacon’s experience providing oversight and monitoring of sub-advisers to investment companies, the investment performance of the Fund and American Beacon, the costs of services to be provided by American Beacon and profits expected to be realized by American Beacon with respect to the Fund. The Board also considered whether the proposed fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board also evaluated American Beacon’s ability to manage the Fund, noting that CIFC currently serves as the sub-adviser to the Fund, and, following the Adoption, CIFC would continue to serve as the sub-adviser to the Fund. Counsel to the Independent Trustees provided the Independent Trustees with a memorandum regarding the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the approval of the New Management Agreement is in the best interests of the Fund and its shareholders.

City National Rochdale Strategic Credit Fund | PAGE 40

The following provides more detail on certain factors considered by the Independent Trustees and the Board’s conclusions with respect to each such factor.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of the advisory services to be provided by American Beacon to the Fund under the New Management Agreement. American Beacon provided detailed responses to requests submitted by counsel to the Independent Trustees. At its April 7, 2026 meeting, the Board also received an in-person presentation from senior personnel at American Beacon regarding the resources that would be dedicated to the Fund. The Board considered that American Beacon reported that as of December 31, 2025, American Beacon had approximately $59.9 billion in assets under management. The Board considered that while American Beacon does not currently manage any investment portfolios using the same strategies and investment style as the Fund, CIFC, the Fund’s current sub-adviser, was expected to continue to provide portfolio management services to the Fund. The Board also considered American Beacon’s representation that it did not anticipate any differences in the scope and quality of the investment advisory services to be provided to the Fund as a result of the Adoption. The Board also evaluated information regarding the financial stability of American Beacon, including the audited consolidated financial statements of American Beacon’s ultimate parent company, as well as a financial stability and credit profile of American Beacon prepared by RBC Capital Markets and a related presentation from RBC Capital Markets at the Board’s May 13, 2026 meeting.

Based on the foregoing and other relevant information reviewed, the Board concluded that, overall, it was satisfied with assurances from American Beacon as to the expected nature, extent and quality of the services to be provided to the Fund under the New Management Agreement.

Investment Performance

The Board considered that American Beacon’s role with respect to the Fund’s investment performance would be to monitor and oversee the performance of CIFC, the current sub-adviser to the Fund. The Board considered American Beacon’s experience with respect to sub-adviser oversight. The Board also considered the information it received and reviewed throughout the year regarding the Fund’s performance and in connection with its recent annual consideration of the renewal of the Current Agreements. The Board observed that in connection with its determination to renew the Sub-Advisory Agreement at its May 13, 2026 meeting, it had assessed the performance of the Fund, which is described further above.

The Trustees also considered the Fund’s investment strategy and its portfolio management team, which are expected to remain unchanged as a result of the Adoption. In addition, the Trustees considered that the Fund’s investment objective is not expected to change as a result of the New Management Agreement.

Advisory Fees and Fund Expenses

The Board considered that the Fund currently pays RBC Rochdale an annual advisory fee of 1.50% of the Fund’s average net assets, and if the Proposals are approved, the Fund would pay American Beacon an annual management fee of 0.50% of the Fund’s average daily net assets, and CIFC an annual sub-advisory fee of 1.00% of the Fund’s average daily net assets, for an aggregate fee rate of 1.50%. The Board considered that in connection with its recent renewal of the Current Agreements, they had received and considered comparative fee information, which is described further above. The Board also considered that although the Fund’s pro forma expense ratio was expected to rise from the current 2.07% to 2.22%, American Beacon has agreed to an operating expense limitation agreement with respect to the Fund that will cap the Fund’s net expense ratio at 1.95% (which is the Fund’s current net expense ratio after fee waivers) for a period of three years from the date of the closing of the Adoption.

Profitability, Benefits to American Beacon and Economies of Scale

The Board next considered information prepared by American Beacon relating to its expected costs and

City National Rochdale Strategic Credit Fund | PAGE 41

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

profits with respect to the Fund for the first year of the New Management Agreement, and noted that American Beacon concluded that the first year would not be profitable. The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how American Beacon’s profitability actually would be affected by becoming the investment adviser to the Fund, but that the Trustees had been satisfied, based on their review of the projected profitability of American Beacon, that the profitability from American Beacon’s relationship with the Fund would not be excessive.

The Board considered that American Beacon’s platform presented new opportunities for the Fund to receive the benefits of economies of scale through American Beacon’s relationships with intermediaries and service providers, and considered other operational efficiencies that could lead to economies of scale. The Trustees noted that there can be no assurances that economies of scale will be achieved.

With respect to “fall out” benefits, the Board noted American Beacon’s representation that American Beacon may benefit from the Fund investing cash sweep assets in the American Beacon U.S. Government Money Market Select Fund, a money market fund advised by American Beacon.

The Trustees also considered that RBC Rochdale has a financial interest under the Asset Purchase Agreement in having the Board and shareholders approve the New Management Agreement.

Based on the information provided to and evaluated by the Board, the Board concluded that, with respect to the Fund, the fees proposed to be charged by American Beacon under the New Management Agreement are fair and reasonable in light of the quality and nature of the services proposed to be provided by American Beacon and that the proposed profitability of American Beacon’s relationship with the Fund will not be excessive.

Conclusion

In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on their deliberations and analysis of the information provided, the Trustees concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees voting separately, unanimously approved the New Management Agreement with respect to the Fund.

CIFC INVESTMENT MANAGEMENT LLC

General Information

The New Sub-Advisory Agreement was approved by a majority of the Board, including the Independent Trustees, at an in-person meeting held on May 14, 2026. In approving the New Sub-Advisory Agreement, the Board determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and approved the New Sub-Advisory Agreement as being in the best interests of the Fund and its shareholders. In making their determinations, the Board considered their prior knowledge of and experience with CIFC as the sub-adviser of the Fund since its inception. The Board also considered the information received and reviewed throughout the year regarding the Fund’s performance and information it had received and reviewed in connection with its recent annual consideration of the renewal of the Sub-Advisory Agreement at the Board’s May 13, 2026 meeting.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of the advisory services to be provided by CIFC to the Fund under the New Sub-Advisory Agreement. In reviewing the services to be provided by CIFC to the Fund, the Board considered a variety of matters, including the overall quality and depth of CIFC’s organization and CIFC’s financial strength and stability. The Board noted that CIFC reported that as of December 31, 2025, CIFC had $47 billion in assets under management and approximately 90 investment professionals averaging 16 years of credit experience. The Board also considered, among other things, the investment operations and

City National Rochdale Strategic Credit Fund | PAGE 42

staff of CIFC, CIFC’s commitment to compliance with applicable laws and regulations and the Fund’s compliance policies and procedures, its portfolio trading and soft dollar practices and its disaster recovery and contingency planning practices. In addition, the Board considered the background, education and experience of CIFC’s key portfolio management and operational personnel, and CIFC’s efforts to retain, attract and motivate capable personnel to serve the Fund. Based on the foregoing, the Board concluded that it was satisfied with the nature, extent and quality of the sub-advisory services expected to be provided to the Fund by CIFC.

The Board observed that in connection with its determination to renew the Sub-Advisory Agreement at its May 13, 2026 meeting, it assessed the performance of the Fund, which is described further above.

The Board concluded that based on the various factors they had reviewed, CIFC could be expected to provide high quality sub-advisory services to the Fund.

Sub-Advisory Fee and Benefits to CIFC

The Board reviewed information included in the meeting materials regarding the sub-advisory fee charged by CIFC, and noted CIFC’s representation that the funds it manages that are charged lower base management fees than the Fund have a lower target return and focus exclusively on investments in CLO debt, and/or they pay a performance-based fee in addition to the base management fee. The Board also noted that RBC Rochdale has evaluated CIFC’s fee relative to those of its asset class peer group in an effort to ensure that it is reasonable and appropriate in light of the services provided. In addition, the Board considered the advisory and sub-advisory fee split of the Fund. The Board noted that under the Sub-Advisory Agreement, CIFC receives a fee rate of 1.25% whereas under the New Sub-Advisory Agreement, CIFC would receive a fee rate of 1.00%. The Board considered that CIFC’s fee rate under the New Sub-Advisory Agreement was subject to arm’s-length bargaining between CIFC and American Beacon. The Board also noted that although under the New Sub-Advisory Agreement the Fund would pay CIFC its sub-advisory fee directly, there would be no change to the aggregate advisory fee rate paid by the Fund in connection with the New Agreements.

The Board also considered the benefits to be received by CIFC and its affiliates as a result of CIFC’s relationship with the Fund, other than the receipt of its sub-advisory fee, including any research services provided by broker-dealers providing execution services to the Fund, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. With respect to economies of scale, the Board noted CIFC’s statement that investing in CLO securities requires extensive analysis and only marginally benefits from economies of scale and that unlike some credit products, such as bank loans, CLOs are bespoke and require significant analysis for each incremental purchase.

Conclusion

In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on their deliberations and analysis of the information provided, the Trustees concluded that approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees voting separately, unanimously approved the New Sub-Advisory Agreement with respect to the Fund.

City National Rochdale Strategic Credit Fund | PAGE 43

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City National Rochdale Strategic Credit Fund | PAGE 44

THANK YOU

for your investment with the City National Rochdale Strategic Credit Fund. We value the trust you have placed in us to help you achieve your financial goals.

For more information on the City National Rochdale Strategic Credit Fund, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

CNR-AR-003-0800

(b) Not applicable.

Item 2. Code of Ethics.

The City National Rochdale Strategic Credit Fund (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers (implicit or explicit) granted with respect to any provision of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James R. Wolford. Mr. Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen & Company, LTD (“Cohen”) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $82,138 for 2026 and $167,155 for 2025.

Audit-Related Fees

(b)	There were no aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for those fiscal years are $15,000 for 2026 and $26,200 for 2025.

All Other Fees

(d)	There were no aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services to be provided to the Registrant by the principal accountant, including services provided to any entity affiliated with the Registrant.

(e)(2)	Percentage of fees that were approved by the audit committee were as follows:

	2026	2025
Audit-Related Fees	100%	100%
Tax Fees	100%	100%
All Other Fees	N/A	N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Cohen for services rendered to the Registrant, RBC Rochdale, LLC (the “Adviser”), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant for the last two fiscal years were $0.

(h)	Not applicable.

(i)	Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)	Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Daniel A. Hanwacker (Chair), Jon C. Hunt, Julie C. Miller, Jay C. Nadel, Shelley Y. Simms and James R. Wolford.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Shareholders filed under Item 1 of this form, if applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The proxy voting policy of RBC Rochdale, LLC (the “Adviser”) is to ensure that proxies are voted in the best interests of the Fund, in accordance with the Adviser’s fiduciary duties and applicable regulatory requirements. The Adviser will generally vote proxies related to portfolio securities of the Fund in conformity with the recommendations of a disinterested third-party.

The Board has a fiduciary duty to act in the best long-term interest of the Fund’s shareholders. The Board is required to retain an adviser to manage the portfolio. The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for clients.

Under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), however, an adviser is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. Rule 206(4)-6 of the Advisers Act requires that an adviser that exercises voting authority adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients and does not subrogate the client’s interests to its own.

It is possible that in voting proxies, a number of conflicts may arise. While it is not possible to anticipate all instances of potential conflict, the standard is clear. An overriding goal of these policies and procedures is to reasonably ensure that material conflicts are addressed in a timely manner.

POLICY

Voting of Fund Portfolio Securities. The Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund, pursuant to which the Board has delegated the responsibility for voting such proxies to the Adviser as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. Please refer to the Adviser’s Proxy Voting Policy for additional information.

The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to one or more of the sub-advisers retained to provide investment advisory services to the Fund, if any (each a “Sub-Adviser”).

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund may be revoked by the Board, in whole or in part, at any time.

The Adviser or Sub-Adviser to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. The Adviser will primarily vote proxies in conformity with the recommendations of a disinterested third party. The Adviser has adopted the proxy voting guidelines of Glass Lewis & Co. (“Glass Lewis”), a third-party service provider that provides recommendations for proxy votes based on its guidelines, with no input from the Adviser. If Glass Lewis has not provided a recommendation with respect to a proxy vote and there is no option to abstain, the Adviser must determine, in consultation with Fund counsel when necessary, what actions to take (if any) with respect to such proxy. The Adviser has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), a third-party service provider, to vote proxies with respect to equity securities held by the Fund, on behalf of the Adviser, through Broadridge’s ProxyEdge electronic voting solution and in accordance with Glass Lewis’ guidelines.

The Adviser’s Proxy Voting Committee is responsible for the implementation and monitoring of the Adviser’s proxy voting policy and disclosures.

The Adviser reserves the right to withdraw any proxy from ProxyEdge and vote the proxy itself if the Proxy Voting Committee determines that (i) no material conflict of interest exists, and (ii) doing so would be in the best interests of the Fund. The Proxy Voting Committee will determine how to vote such a proxy, and written records memorializing the determination to withdraw a proxy from ProxyEdge and the basis for the Adviser’s voting decision will be maintained by the Proxy Voting Committee.

The Fund may from time to time invest in other investment companies (each, an “Acquired Fund”), including Cash Sweep Funds, in reliance on an exemption in Section 12(d)(1)(F) of the ICA. Such investments are subject to conditions in Section 12(d)(1)(F) and to the Fund’s Policy and Procedures for Section 12(d)(1). To the extent that the Fund relies on Section 12(d)(1)(F), the Fund will vote the shares held by it in the Acquired Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on SEC Form N-PX not later than August 31 of each year. Form N-PX must be signed by the Fund, and on behalf of the Fund, by the Fund’s principal executive officer. The Adviser has engaged Broadridge to complete and transmit the Form N-PX filings to the SEC.

The Fund is required to include in its Annual and Semi-Annual Reports to shareholders a brief statement, in plain English, that certain additional Fund information, including proxy voting information, is available on the Fund’s website.

Fund proxy voting information will be delivered within 3 business days of receipt of a request by a shareholder. The Adviser will, if not inconvenient for the shareholder, deliver this information to the shareholder through electronic means. If a shareholder prefers a hard copy, the Adviser will send the Fund proxy voting information by first-class mail, within 3 business days of receipt of a request by a shareholder.

The Fund shall include in its Form N-2 registration statement:

· A description of this policy and of the policies and procedures used by the Adviser (if it has retained the authority to vote proxies on behalf of any Fund), and by each Sub-Adviser with authority to vote proxies on behalf of any Fund that receives proxies relating to its portfolio holdings to determine how to vote proxies relating to portfolio securities; and

· A statement of information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available, upon request, without charge, and also on the Fund’s website, citynationalrochdalefunds.com.

Voting of Fund Shares Held in Managed Accounts. For managed accounts over which the Adviser has proxy voting authority and which hold Fund shares, the Adviser has delegated authority for voting Fund proxies to Glass Lewis. The Adviser will not reassume proxy voting authority with respect to any Fund shares or otherwise direct the vote of those shares.

ROLES AND RESPONSIBILITIES

The Adviser has the responsibility for voting proxies relating to portfolio securities held by the Fund, as part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. If the responsibility for voting proxies is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the proxy voting duty.

The Proxy Voting Committee is responsible for ensuring that periodic testing is in place to confirm compliance with this policy. The Proxy Voting Committee will review, at least annually, a sample of Glass Lewis’ voting records to verify that proxy votes were cast in accordance with the Adviser’s guidelines. Using these results and other information provided by the Adviser, the Adviser presents a report to the Board on an annual basis regarding the effectiveness of the proxy voting procedure.

It shall be the responsibility of the Adviser to ensure that the Fund is in compliance with this policy. If the Fund is relying on an exception, the Fund Administrator is responsible for (i) confirming that the applicable exception is available and (ii) for so long as the Fund invests in excess of the Section 12(d)(1) Limits in reliance on the exception, monitor that the applicable conditions are satisfied.

The Adviser is responsible for monitoring the percentage ownership of the Fund's investment in the voting securities of an unregistered Cash Sweep Fund.

The Fund Administrator shall also be responsible for including in the Fund's registration statement the information required to be provided in the Prospectus fee table related to the expenses associated with the Fund's investments in other investment companies.

The Board has the responsibility to oversee the Adviser’s voting of proxies.

Fund Board Reporting

a. At least annually, the Adviser and any Sub-Adviser with authority to vote proxies on behalf of the Fund for which the Adviser has oversight shall present to the Fund’s Board its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, the Adviser and each Sub-Adviser may indicate that it has made no material changes to any of these documents. The Adviser and each Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b. At least annually, the Adviser and each Sub-Adviser shall provide to the Board a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a conflict of interest, the Adviser or the Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

If Sub-Advisers are responsible for voting proxies, then the CCO, or his or her designee, will confirm with each Sub-Adviser that all proxies for each quarter-end have been voted in accordance with the Sub-Adviser’s policies, procedures and guidelines.

Glass Lewis Proxy Policy

Except for conflicts, and as also may be noted in the Adviser’s proxy policies, the Adviser has adopted the Glass Lewis Policy Guidelines (the “Guidelines”), which have been incorporated into the Adviser’s proxy policies. The Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The Guidelines, as updated from time to time, can be found at GlassLewis.com, or copy and paste the following link into your browser: https://resources.glasslewis.com/hubfs/2026%20Guidelines/Benchmark/Benchmark%20Policy%20Guidelines%202026%20-%20United%20States.pdf.

Adviser Oversight

a.	Glass Lewis’ Voting Guidelines will be reviewed by the Proxy Voting Committee annually.

Recordkeeping – The following items will be maintained in accordance with the five year retention requirement as follows:

a.	Proxy voting procedures and policies, and all amendments, will be maintained by the Adviser’s Chief Compliance Officer;

b.	Broadridge will maintain a record of each vote cast on behalf of the securities held by the client (Fund). The Adviser has obtained an undertaking from Broadridge to provide such information promptly upon request.

c.	A record of all client requests for proxy voting information and the subsequent responses will be maintained by the Adviser.

d.	Records memorializing the determination to withdraw a vote from Glass Lewis and the basis for the Adviser’s voting decision will be maintained by the Proxy Voting Committee a copy of which will be provided to the Adviser’s Chief Compliance Officer.

Proxy Voting Disclosure

For purposes of the Fund’s registration statement disclosure on Form N-2, the Adviser and each Sub-Adviser (if applicable) shall provide the Fund with a description of its policies and procedures to determine how to vote proxies relating to portfolio securities for which it has authority to vote proxies on behalf of the Fund.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Fund Management

Matthew Andrews and Jay Huang of CIFC are jointly and primarily responsible for providing day-to-day investment advice and recommendations for the Fund, and Thomas H. Ehrlein and Charles Luke of City National Rochdale (together with Mr. Andrews and Mr. Huang, the “Portfolio Managers”) provide proactive oversight and monitoring of CIFC.

Matthew Andrews is a Senior Managing Director and Head of Capital Markets, and a Senior Portfolio Manager of CIFC’s Structured Credit investment business. Mr. Andrews has over 24 years of experience in investment banking and structured finance. Prior to joining CIFC, Mr. Andrews was Head of CLO Origination and Structuring for RBS Securities Inc.’s U.S. CLO business. Prior to running the CLO business, Mr. Andrews was a Director in the Asset Backed Finance Group where he was responsible for originating, financing, structuring and distributing new issue securitizations backed primarily by leveraged loans, credit cards and consumer loan receivables. Prior to joining RBS Securities Inc., via Greenwich Capital Markets, Inc., Mr. Andrews was an Associate at Banc One Capital Markets, Inc. where he focused on originating, structuring and distributing securitizations backed by credit cards, consumer loans, auto loans, student loans, rental cars and equipment loans. Mr. Andrews holds a Bachelor of Business Administration in Finance with a minor in Economics from Southern Methodist University. Mr. Andrews is a CFA charterholder.

Jay Huang is a Senior Managing Director, Head of Structured Credit Investments and a Senior Portfolio Manager of CIFC’s Structured Credit investment business. Mr. Huang has over 25 years of experience in structured finance trading and portfolio management. Prior to joining CIFC, Mr. Huang spent 16 years at Citigroup where he was Managing Director and Global Head of their CLO, CDO and distressed Structured Investment Vehicle trading business. Prior to joining Citigroup, he worked at Salomon Smith Barney on the CDO structuring desk from 2000 to 2002. Mr. Huang graduated from Carnegie Mellon University with honors in 2000 with a Bachelor of Science in Applied Mathematics and Statistics and a minor in Computer Science.

Thomas H. Ehrlein is the Director of Alternative Analytics Group at the Adviser. Mr. Ehrlein joined CNR (formerly Rochdale Investment Management) in 2005. He is responsible for Manager Research and Product Development of Investment Strategies. Mr. Ehrlein’s day-to-day responsibilities involve Portfolio Management responsibilities on several CNR funds. In addition, he leads all Alternative Investment Due Diligence, including Private Equity and Private Debt. Mr. Ehrlein’s work is an essential part of asset allocation and investment decisions at the firm. He is a voting member of the City National Rochdale Investment Strategy Committee. Prior to 2005, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms, and a middle market lending credit analyst at ABN-Amro, North America. Mr. Ehrlein earned his Bachelor of Science in Finance from the University of Scranton and his MBA in Finance from Hofstra University.

Charles Luke is the Chief Investment Officer of the Adviser. Mr. Luke has over 20 years of experience in the financial services industry. Prior to joining the Adviser in 2018, Mr. Luke led the fixed income group at Avalon Advisors, where he executed strategic positioning and asset allocation for portfolios of high-net-worth individuals and institutions. Previously, Mr. Luke was responsible for client management and deal execution at SunTrust Robinson Humphrey. He started his career at BBVA Compass, Wealth Management Group. Mr. Luke earned a BBA in Business Management with High Honors from the University of Georgia and holds the Chartered Financial Analyst® designation.

(a)(2) Other Accounts Managed by Portfolio Managers

The table below indicates, for the portfolio managers of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of May 31, 2026.

Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets Managed (millions) ($)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (millions) ($)
Matthew Andrews	Registered investment companies	0	$0	0	0
	Other pooled investment vehicles	7	$536	6	$442
	Other accounts	13	$3,578	6	$2,752
Jay Huang	Registered investment companies	0	$0	0	0
	Other pooled investment vehicles	7	$536	6	$442
	Other accounts	13	$3,578	6	$2,752
Thomas H. Ehrlein	Registered investment companies	3	$2,004	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Charles Luke	Registered investment companies	3	$9,234	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

Portfolio managers who have day-to-day management responsibilities with respect to the Fund and one or more other accounts may be presented with several potential or actual conflicts of interest.

The management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and other account(s). In approving the Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the Fund, and that the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers.

The appearance of a conflict of interest may also arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Adviser could share in investment gains.

Each of the Fund and the Adviser has adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Adviser meets periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

The Adviser is a wholly-owned subsidiary of City National Bank (“CNB”). CNB compensates the Adviser’s employees, including the Fund’s portfolio manager, with base cash salaries, discretionary annual cash bonuses, and discretionary awards of Royal Bank of Canada common stock (subject to colleague eligibility), based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in a corporate profit sharing program, which is a qualified defined contribution retirement plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB. In addition, CNB or the Adviser’s employees who devote substantially all of their time to the Adviser may be selected on a discretionary basis for participation in the City National Long-Term Performance Incentive Plan, which provides a non-qualified compensation deferral opportunity and an employer discretionary contribution in the form of cash or an award of Royal Bank of Canada common stock, which vests over a period of three years of service with the Adviser.

(a)(4) Fund Share Ownership by Portfolio Managers

The Fund’s portfolio managers did not own any shares of the Fund as of May 31, 2026.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable; no securities lending activities to disclose.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics is attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Strategic Credit Fund

By (Signature and Title)	/s/ Gregg Giaquinto
Gregg Giaquinto,
Principal Executive Officer

Date: August 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregg Giaquinto
Gregg Giaquinto,
Principal Executive Officer

Date: August 7, 2026

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Principal Financial Officer

Date: August 7, 2026